Exhibit 10.1

AMENDMENT TO SERIES J WARRANT TO PURCHASE COMMON STOCK

This Amendment to Series J Warrant to Purchase Common Stock (“Series J Warrant” and such amendment, the “Amendment”) by and between Arch Therapeutics, Inc., a Nevada corporation (the “Company”), and Ana Parker (“Warrant Holder”) is made as of November 6, 2020 (the “Effective Date”).

RECITALS

WHEREAS, on June 4, 2020, the Company issued a Series J Warrant to the Warrant Holder exercisable for up to 3,375,000 shares of the Company’s common stock, $0.001 par value per share (“Common Stock”);

WHEREAS, the original term of the Series J Warrant issued to the Warrant Holder was one (1) year;

WHEREAS, the Company is contemplating conducting a private placement exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), of unsecured convertible promissory (the “Convertible Note Financing”);

WHEREAS, the Company agreed to extend the term of the Warrant Holder’s Series J Warrant by up to an additional eighteen (18) months in exchange for the Warrant Holder’s participation in the Convertible Note Financing and the Warrant Holder agreed that such amendment was adequate consideration to participate in the Convertible Note Financing;

WHEREAS, Section 8(m) of the Series J Warrant provides that the Series J Warrant may be modified or amended with the written consent of the Company and the Warrant Holder; and

WHEREAS, as contemplated by the parties, the Warrant Holder has made the required investment in the Convertible Notes Financing.

NOW, THEREFORE, in consideration of the foregoing and for good and valuable consideration, the receipt and sufficiency which are hereby acknowledged, the Parties hereby agree as follows:

1.	Definitions.

a.	The terms defined in the Preamble and Recitals are incorporated herein.

b.	Capitalized terms not otherwise defined in this Amendment shall have the meaning given to them in the Series J Warrant.

2.	Amendments to Series J Warrant. The preamble to the Series J Warrant is hereby deleted in its entirety and replaced with the following as of the Effective Date:

THIS COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, Ana Parker or his or her assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date hereof (the “Initial Exercise Date”) and on or prior to 5:00 p.m. (New York City time) on the thirtieth (30th) month anniversary of the Initial Exercise Date (the “Termination Date”) but not thereafter, to subscribe for and purchase from Arch Therapeutics, Inc., a Nevada corporation (the “Company”), up to 3,375,000 shares (as subject to adjustment hereunder, the “Warrant Shares”) of Common Stock. The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

3.	GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York, without reference to the choice of law provisions thereof.

4.	Miscellaneous. To the extent that there are any inconsistencies between the terms of any Series J Warrant and the terms of this Amendment, the terms of this Amendment shall prevail in effect. This Amendment may be executed by the Parties in counterparts and may be executed and delivered by facsimile or other means of electronic communication and all such counterparts, taken together, shall constitute one and the same agreement. A signed copy of this Amendment delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Amendment. Except as otherwise expressly provided herein, Series J Warrant shall continue to be in full force and effect.

[signature page follows]

IN WITNESS WHEREOF, the Warrant Holders and the Company have caused their respective signature page to this Amendment to be duly executed as of the date first written above.

ARCH THERAPEUTICS, INC.

By:
Name: Terrence W. Norchi, M.D
Title: President, Chief Executive Officer

Name: Ana Parker